UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2007

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                       Other Events.

On December 31, 2007, Golden Triangle Storage, Inc., (Golden Triangle) a subsidiary of AGL Resources Inc., received an order from the Federal Energy Regulatory Commission (FERC) granting it a Certificate of Public Convenience and Necessity to construct and operate its proposed underground natural gas storage project as well as approving market-based rates for the services it will provide. The project is located in the Spindletop salt dome on the southern edge of Beaumont in Jefferson County, Texas. A copy of Golden Triangle’s press release announcing such information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d)         Exhibit

Exhibit No.	Description

99.1	Press release dated January 2, 2008, announcing Golden Triangle’s receipt of an order from the FERC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: January 2, 2008	/s/ Andrew W. Evans
Andrew W. Evans Executive Vice President and Chief Financial Officer